                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005
                                (April 20, 2005)

                             RURBAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

               Ohio                         0-13507            34-1395608
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  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On April 20, 2005, Rurban Financial Corp. (the "Company") issued a news release reporting results for the first fiscal quarter ended March 31, 2005. A copy of the April 20, 2005 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as otherwise stated in such filing.

Item 7.01 - Regulation FD Disclosure

      On April 20, 2005, the Company issued a press release announcing that its Board of Directors has declared second quarter 2005 dividend of $0.05 per share payable on May 20, 2005 to all shareholders of record on May 6, 2005. A copy of the April 20, 2005 news release is furnished as Exhibit 99.2 and is incorporated herein by reference.

      The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits

Exhibit No.                        Description
-----------                        -----------
   99.1        News release issued by Rurban Financial Corp. on April 20, 2005 regarding results for the first fiscal quarter ended March 31,
               2005.

   99.2 News release issued by Rurban Financial Corp. on April 20, 2005 regarding declaration of second quarter dividend

   [Remainder of page intentionally left blank; signature on following page.]

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RURBAN FINANCIAL CORP.

Dated: April 21, 2005                    By: /s/ James E. Adams
                                            ------------------------------------
                                            James E. Adams
                                            Executive Vice President and Chief
                                            Financial Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated April 21, 2005

                             Rurban Financial Corp.

Exhibit No.                          Description
-----------                          -----------
   99.1        News release issued by Rurban Financial Corp. on April 20, 2005 regarding results for the first fiscal quarter ended March 31,
               2005.

   99.2 News release issued by Rurban Financial Corp. on April 20, 2005 regarding declaration of second quarter dividend.